UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2018

3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.  Other Events

This Current Report on Form 8-K updates 3M’s Annual Report on Form 10-K for the year ended December 31, 2017 (“3M’s 2017 Annual Report”) to reflect the following:

Adoption of ASU No. 2017-07—Certain pension and postretirement costs reported outside operating income

The Company adopted Accounting Standards Update (ASU) No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, effective January 1, 2018 on a retrospective basis. This ASU changed how employers that sponsor defined benefit pension and/or other postretirement benefit plans present the net periodic benefit cost in the income statement. Under the new standard, only the service cost component of net periodic benefit cost is included in operating expenses and only the service cost component is eligible for capitalization into assets such as inventory. All other net periodic benefit costs components (such as interest, expected return on plan assets, prior service cost amortization and actuarial gain/loss amortization) are reported outside of operating income.

Business Segment Reporting Changes

As part of 3M’s continuing effort to improve the alignment of its businesses around markets and customers, the Company made the following changes, effective in the first quarter of 2018, and other revisions impacting business segment reporting:

Consolidation of customer account activity within international countries – expanding dual credit reporting

•

The Company consolidated its customer account activity in each country into centralized sales districts for certain countries that make up approximately 70 percent of 3M’s 2017 international net sales. Expansion of these initiatives, which previously had been deployed only in the U.S., reduces the complexity for customers when interacting with multiple 3M businesses. 3M business segment reporting measures include dual credit to business segments for certain sales and related operating income. This dual credit is based on which business segment provides customer account activity with respect to a particular product sold in a specific country. The expansion of alignment of customer accounts within additional countries increased the attribution of dual credit across 3M’s business segments. Additionally, certain sales and operating income results for electronic bonding product lines that were previously equally divided between the Electronics and Energy business segment and the Industrial business segment are now reported similarly to dual credit.

Centralization of manufacturing and supply technology platforms

•

Certain shared film manufacturing and supply technology platform resources formerly reflected within the Electronics and Energy business segment were combined with other shared and centrally managed material resource centers of expertise within Corporate and Unallocated.

The preceding information is filed hereunder as Exhibit 99 which is incorporated herein by reference.

Item 9.01 of this Current Report on Form 8-K updates the information contained in 3M’s 2017 Annual Report to reflect the changes described above, which were effective during the first quarter of 2018, for all periods presented herein. Updates provided in this Form 8-K are contained in Part 1, Item 1, “Business” and Part II, Item 8, “Financial Statements and Supplementary Data” (specifically the Consolidated Statement of Income, Note 1, Significant Accounting Policies, Note 3, Goodwill and Intangible Assets, Note 5, Supplemental Income Statement Information, Note 12, Pension and Postretirement Benefit Plans and Note 17, Business Segments). 3M also updated Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, to reflect these changes.

By virtue of this Current Report, the Company will be able to incorporate the updated information by reference into future registration statements or post-effective amendments to existing registration statements. This Current Report does not update for other changes since the filing of the 2017 Annual Report (e.g. new developments in commitments and contingencies). For significant developments since the filing of the 2017 Annual Report, refer to subsequent 2018 Quarterly Reports on Form 10-Q.

Forward-Looking Statements

This Current Report contains forward-looking information about 3M’s expected future business and financial performance that involve substantial risks and uncertainties. A further description of these factors is located in this Current Report under “Cautionary Note Concerning Factors That May Affect Future Results” and “Risk Factors” in Exhibit 99, Part I, Items 1 and 1A.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description

12	Calculation of Ratio of Earnings to Fixed Charges
23	Consent of Independent Registered Public Accounting Firm
99

Updates, where applicable, to 3M’s 2017 Annual Report on Form 10-K include:

 Part I, Item 1, Business

 Part I, Item 1A, Risk Factors

 Part I, Item 1B, Unresolved Staff Comments

 Part I, Item 2, Properties

 Part I, Item 3, Legal Proceedings

 Part I, Item 4, Mine Safety Disclosures

 Part II, Item 5, Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer

      Purchases of Equity Securities

 Part II, Item 6, Selected Financial Data

 Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of

      Operations

 Part II, Item 7A, Quantitative and Qualitative Disclosures About Market Risk

 Part II, Item 8, Financial Statements and Supplementary Data

 Part IV, Item 16, Form 10-K Summary (updated by this Current Report on Form 8-K)

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

	By: /s/	Nicholas C. Gangestad
Nicholas C. Gangestad,
Senior Vice President and Chief Financial Officer

Dated: May 8, 2018